UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

_________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

_________________

Date of Report
(Date of earliest
event reported):	August 27, 2004

TierOne Corporation
(Exact name of registrant as specified in its charter)

Wisconsin	000-50015	04-3638672
(State or other	(Commission File	(IRS Employer
jurisdiction of	Number)	Identification No.)
incorporation)

1235 "N" Street, Lincoln, Nebraska 68508
(Address of principal executive offices, including zip code)

(402) 475-0521
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

_________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note

This report on Form 8-K/A amends and supplements the report on Form 8-K filed by TierOne Corporation on August 31, 2004 (“Report”) in connection with its acquisition of all of the issued and outstanding capital stock of United Nebraska Financial Co., the parent company of United Nebraska Bank, in accordance with a Stock Purchase Agreement, dated as of March 30, 2004, by and among TierOne Corporation, United Nebraska Financial Co. and the shareholders of United Nebraska Financial Co. TierOne Corporation hereby amends Item 9.01 of the Report to read in its entirety as set forth below:

Item 9.01.    Financial Statements and Exhibits.

a)	Financial Statements of Business Acquired.

The audited consolidated balance sheets of United Nebraska Financial Co. at December 31, 2003 and 2002 and the related audited consolidated statements of income, stockholders’ equity, and cash flows for each of the three years in the period ended December 31, 2003 are set forth as Exhibit 99.2 to this amendment to the Report, which exhibit is incorporated by reference into this Item 9.01.

b)	Pro Forma Financial Information.

The unaudited pro forma condensed balance sheets of TierOne Corporation and United Nebraska Financial Co. as of December 31, 2003 and the unaudited pro forma condensed statements of income of TierOne Corporation and United Nebraska Financial Co. for the year ended December 31, 2003 are set forth as Exhibit 99.3 to this amendment to the Report, which exhibit is incorporated by reference into this Item 9.01.

The unaudited pro forma condensed statements of income of TierOne Corporation and United Nebraska Financial Co. for the nine months ended September 30, 2004 are set forth as Exhibit 99.3, which exhibit is incorporated by reference into this Item 9.01.

c)	Exhibits. The following exhibits are being furnished herewith:

2	Stock Purchase Agreement, dated as of March 30, 2004, among TierOne Corporation, United Nebraska Financial Co. and the shareholders of United Nebraska Financial Co. (filed previously as Exhibit 2).

23	Consent of BKD, LLP.

99.1	Press Release of TierOne Corporation, dated August 30, 2004 (filed previously as Exhibit 99).

99.2	Audited Consolidated Balance Sheets of United Nebraska Financial Co. at December 31, 2003 and 2002 and Related Audited Consolidated Statements of Income, Stockholders' Equity, and Cash Flows for Each of the Three Years in the Period Ended December 31, 2003.

99.3	Unaudited Pro Forma Condensed Balance Sheets of TierOne Corporation and United Nebraska Financial Co. at December 31, 2003 and Unaudited Pro Forma Condensed Statements of Income of TierOne Corporation and United Nebraska Financial Co. for the Year Ended December 31, 2003 and Nine Months Ended September 30, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIERONE CORPORATION
Date: November 12, 2004	By: /s/ Eugene B. Witkowicz
Eugene B. Witkowicz,
Executive Vice President and
Chief Financial Officer

TIERONE CORPORATION

Exhibit Index to Current Report on Form 8-K

Exhibit Number	Description of Exhibit

2	Stock Purchase Agreement, dated as of March 30, 2004, among TierOne Corporation, United Nebraska Financial Co. and the shareholders of United Nebraska Financial Co. (previously filed as Exhibit 2).

23	Consent of BKD, LLP.

99.1	Press Release of TierOne Corporation, dated August 30, 2004 (previously filed as Exhibit 99).

99.2	Audited Consolidated Balance Sheets of United Nebraska Financial Co. at December 31, 2003 and 2002 and Related Audited Consolidated Statements of Income, Stockholders’ Equity, and Cash Flows for Each of the Three Years in the Period Ended December 31, 2003.

99.3	Unaudited Pro Forma Condensed Balance Sheets of TierOne Corporation and United Nebraska Financial Co. at December 31, 2003 and Unaudited Pro Forma Condensed Statements of Income of TierOne Corporation and United Nebraska Financial Co. for the Year Ended December 31, 2003 and for the Nine Months Ended September 30, 2004.

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